                                                                  EXHIBIT 10.5


THIS SPECIAL WARRANT CERTIFICATE IS NOT TRANSFERABLE EXCEPT PURSUANT TO AN EXEMPTION FROM THE PROSPECTUS AND REGISTRATION REQUIREMENTS OF APPLICABLE SECURITIES LEGISLATION AND OTHERWISE IN COMPLIANCE WITH THE TERMS HEREOF.

                           SPECIAL WARRANT CERTIFICATE

                        INDUSTRIALEX MANUFACTURING CORP.
             (Incorporated under the laws of the State of Colorado)


SPECIAL WARRANT                              ________________ SPECIAL WARRANTS
CERTIFICATE NO. ____                         entitling the holder to acquire,
                                             subject to adjustment, one (1)
                                             share of Common Stock for each
                                             Special Warrant represented hereby.

         THIS IS TO CERTIFY THAT __________________, hereinafter referred to as the ("holder") is entitled to acquire for each Special Warrant represented hereby in the manner and subject to the restrictions and adjustments set forth herein, at any time and from time to time until 4:30 p.m. (mountain standard time) (the "Time of Expiration") on the earlier of: (i) seven (7) business days after the day upon which a receipt for a final prospectus is issued to the Corporation in the Province of Alberta with respect to the distribution of shares of Common Stock upon exercise of the Special Warrants (the "Prospectus") or, alternatively, an appropriate order that permits the shares of Common Stock issuable upon exercise of the Special Warrants to be freely tradeable (the "Order"), has been obtained from the securities commission or similar regulatory authority in the Province of Alberta; and (ii) the day which is twelve (12) months following the Closing Date (such earlier date being referred to as the "Expiration Date"), one fully paid and non-assessable share of Common Stock of the Corporation ("Common Share") without nominal or par value of Industrialex Manufacturing Corp.

         The right to acquire Common Shares may only be exercised by the holder within the time set forth above by:

         (a)   duly completing and executing the Exercise Form attached hereto;
               and

         (b) surrendering this Special Warrant Certificate to the Corporation at the registered office of the Corporation in the City of Longmont, Colorado; or

         (c) immediately prior to the Time of Expiration, the Special Warrants shall be deemed to be exercised and the Common Shares issuable thereby shall be deemed to be issued to the holder at such time.

         Upon surrender of these Special Warrants, the person or persons in whose name or names the Common Shares issuable upon exercise of the Special Warrants are to be issued shall be deemed for all purposes (except as hereinafter provided) to be the holder or holders of record of such Common Shares and the Corporation has covenanted that it will (subject to the provisions hereinafter set forth) cause a certificate or certificates representing such Common Shares to be delivered or mailed to the person or persons at the address or addresses specified in the Exercise Form within ten
(10) Business Days.

         Immediately prior to the Time of Expiration, the right of a holder to acquire Common Shares represented hereby will be deemed to have been exercised and the certificates representing the Common Shares issued thereby may be obtained upon duly completing and executing the Exercise Form attached hereto and surrendering this Special Warrant Certificate to the Corporation at the registered office of the Corporation in the City of Longmont, Colorado.

         The Special Warrants represented by this certificate are issued under and pursuant to the terms and conditions as set forth and described in Exhibit "A" attached hereto and made part hereof. Reference is made to Exhibit "A" attached hereto for a full description of the rights of the holders of the Special Warrants and the terms and conditions upon which the Special Warrants are, or are to be, issued and held. By acceptance hereof, the holder assents to all provisions of Exhibit "A" attached hereto. Capitalized terms used in Exhibit "A" attached hereto have the meaning herein as therein, unless otherwise defined.

         In the event of any alteration of the Common Shares, including any subdivision, consolidation or reclassification, and in the event of any form of reorganization of the Corporation, including any amalgamation, merger or arrangement, the holders of Special Warrants shall, upon exercise of the Special Warrants following the occurrence of any of those events, be entitled to receive the number and kind of securities that they would hold had they exercised their Special Warrants immediately prior to the occurrence of those events.

         The holder of this Special Warrant Certificate may, at any time prior to the Expiration Date, upon surrender hereof to the Corporation at its registered office in the City of Longmont, Colorado, exchange this Special Warrant Certificate for other Special Warrant Certificates entitling the holder to acquire, in the aggregate, the same number of Common Shares as may be acquired under this Special Warrant Certificate.

         The holding of the Special Warrants evidenced by this Special Warrant Certificate shall not constitute the holder hereof a shareholder of the Corporation or entitle the holder to any right or interest in respect thereof except as expressly provided in this Special Warrant Certificate.

         The Special Warrants evidenced by this Special Warrant Certificate may be transferred on the register kept at the registered office of the Corporation by the registered holder hereof or his legal representatives or his attorney duly appointed by an instrument in writing in form and execution satisfactory to the Corporation, only upon compliance with the conditions prescribed herein and upon compliance with such reasonable requirements as the Corporation may prescribe.

         This Special Warrant Certificate shall not be valid for any purpose whatever unless and until it has been duly executed by or on behalf of the Corporation.

         Time shall be of the essence hereof.

         IN WITNESS WHEREOF the Corporation has caused this Special Warrant Certificate to be signed by its duly authorized officers as of the 4th day of April, 2000.




                                            INDUSTRIALEX MANUFACTURING, CORP.

                                            By:
                                               ---------------------------------

                                   EXHIBIT "A"

                                   ARTICLE 1
                                 INTERPRETATION

1.1  DEFINITIONS

     In this Special Warrant Certificate, including the recitals, face page and schedules hereto, and in all instruments supplemental hereto:

     (d) "Adjustment Period" means the period from and including the date of issuance of the Special Warrants up to and including the Time of Expiration;

     (e) "Applicable Legislation" means the provisions of the Business Corporations Act, S.A. 1981, c. B-15, as from time to time amended, and any statute of Canada or a province thereof, and the regulations under any such named or other statute and the U.S. Securities Act of 1933, as amended, and any applicable securities law of any state in the United States;

     (f) "Business Day" means a day which is not Saturday or Sunday or a legal holiday in the United States;

     (g) "Common Shares" means, subject to Section 5.1, fully paid and non-assessable shares of common stock of the Corporation as presently constituted;

     (h) "Corporation's Auditors" means a firm of certified public accountants duly appointed as auditors of the Corporation;

     (i) "Counsel" means a lawyer or a firm of lawyers retained by the Corporation;

     (j) "Current Market Price" of the Common Shares at any date means the weighted average price per share for such shares for the period of ten
          (10) consecutive Trading Days prior to such date on The Canadian Venture Exchange or, if on such date the Common Shares are not listed on The Canadian Venture Exchange, on such stock exchange upon which such shares are listed and as selected by the directors, or, if such shares are not listed on any stock exchange, then on such over-the-counter market as may be selected for such purpose by the directors;

     (k) "director" means a director of the Corporation for the time being and, unless otherwise specified herein, reference to action "by the directors" means action by the directors of the Corporation as a board or, whenever duly empowered, action by any committee of such board;

     (l)  "Effective Date" means March 10th, 2000;

     (m) "Exercise Date" means, with respect to any Special Warrant, the date on which the Special Warrant Certificate representing such Special Warrant is surrendered for exercise in accordance with Section 3.1 or deemed to be exercised in accordance with Section 3.7;

     (n)  "Expiration Date" means the earlier of:

          (i) seven (7) Business Days after the day upon which a receipt for a Prospectus or an Order has been obtained from the Securities Commission or, alternatively, an appropriate order that permits the Common Shares issuable upon exercise of the Special Warrants to be freely tradeable; and

          (ii) the day which is twelve (12) months following the Closing Date;

     (o)  "Filing Jurisdiction" means the province of Alberta;

     (p) "Order" means a discretionary order of the Securities Commission that permits the Common Shares issuable upon the exercise of the Special Warrants to be freely tradeable;

     (q) "Person" means an individual, body corporate, partnership, trust, trustee, executor, administrator, legal representative or any unincorporated organization;

     (r) "Prospectus" means a final prospectus in respect of the distribution of Common Shares upon the exercise of Special Warrants;

     (s)  "Shareholder" means a holder of record of one or more Common Shares;

     (t) "Securities Commission" means the securities commission or similar regulatory authority in the Filing Jurisdiction;

     (u) "Special Warrants" means the special warrants issued and certified hereunder and for the time being outstanding entitling the holder to acquire Common Shares;

     (v) "this Special Warrant Certificate", "this Warrant Certificate", "this Certificate", "herein", "hereby", "hereof" and similar expressions mean and refer to this certificate; and the expressions "Article", "Section", "subsection" and "paragraph" followed by a number, letter or both mean and refer to the specified article, section, subsection or paragraph of this certificate;

     (w) "Subsidiary of the Corporation" or "Subsidiary" means any corporation of which more than fifty (50%) percent of the outstanding Voting Shares are owned, directly or indirectly, by or for the Corporation, provided that the ownership of such shares confers the right to elect at least a majority of the board of directors of such corporation and includes any corporation in like relation to a Subsidiary;

     (x) "Time of Expiration" means 4:30 p.m. (mountain standard time) on the Expiration Date;

     (y) "Trading Day" means, with respect to a stock exchange, a day on which such exchange is open for the transaction of business and with respect to the over-the-counter market means a day on which The Canadian Venture Exchange is open for the transaction of business;

     (z) "Transfer Agent" means the transfer agent for the time being of the Common Shares;

     (aa) "Voting Shares" means shares of the capital stock of any class of any corporation carrying voting rights under all circumstances, provided that, for the purposes of such definition, shares which only carry the right to vote conditionally on the happening of an event shall not be considered Voting Shares, whether or not such event shall have occurred, nor shall any shares be deemed to cease to be Voting Shares solely by reason of a right to vote accruing to shares of another class or classes by reason of the happening of any such event;

     (bb) "Warrant Agency" means the registered office of the Corporation in the City of Longmont, Colorado, or such other place as may be designated in accordance with subsection 3.1(c);

     (cc) "Warrantholders", or "holders" without reference to Common Shares means the persons who are registered owners of Special Warrants;

     (dd) "written order of the Corporation", "written request of the Corporation", "written consent of the Corporation" and "certificate of the Corporation" mean, respectively, a written order, request, consent and certificate signed in the name of the Corporation by its Chairman, President or a Vice-President, and may consist of one or more instruments so executed.

1.2  GENDER AND NUMBER

     Unless herein otherwise expressly provided or unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders.

1.3  INTERPRETATION NOT AFFECTED BY HEADINGS, ETC.

     The division of this Special Warrant Certificate into Articles and Sections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

1.4  DAY NOT A BUSINESS DAY

     In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day.

1.5  TIME OF THE ESSENCE

     Time shall be of the essence of this Indenture.

1.6  APPLICABLE LAW

     This Special Warrant Certificate shall be construed in accordance with the corporate laws of Colorado and shall be treated in all respects as Colorado contracts.

                                   ARTICLE 2
                            TERMS OF SPECIAL WARRANTS

2.1  ISSUE OF SPECIAL WARRANTS

     The Special Warrant Certificate as represented hereby and all other Special Warrant Certificates issued in conjunction herewith, shall be dated as of the Effective Date, shall bear such distinguishing letters and numbers as the Corporation may prescribe, and shall be issuable in any denomination excluding fractions.

2.2  FORM AND TERMS OF SPECIAL WARRANTS

     (a) Each Special Warrant shall entitle the holder thereof, upon exercise, to acquire one (1) Common Share, subject to adjustment in accordance with Article 5 hereof, at any time after the Effective Date and until the Time of Expiration at no additional cost to the holder.

     (b) No fractional Special Warrants shall be issued or otherwise provided for hereunder.

2.3  WARRANTHOLDER NOT A SHAREHOLDER

     Except as provided for in subsection 3.2(a), nothing herein or in the holding of a Special Warrant Certificate or otherwise, shall, in itself, confer or be construed as conferring upon a Warrantholder any right or interest whatsoever as a Shareholder or as any other shareholder of the Corporation, including, but not limited to, the right to vote at, to receive notice of, or to attend, meetings of shareholders or any other proceedings of the Corporation, or the right to receive dividends and other distributions.

2.4  SPECIAL WARRANTS TO RANK PARI PASSU

     All Special Warrants shall rank pari passu, whatever may be the actual date of issue thereof.

2.5  SIGNING OF SPECIAL WARRANT CERTIFICATES

     The Special Warrant Certificates shall be signed by the President or Vice-President of the Corporation. The signatures of any such officer may be mechanically reproduced in facsimile and Special Warrant Certificates bearing such facsimile signatures shall be binding upon the Corporation as if they had been manually signed by such officer.

     Notwithstanding that any person whose manual or facsimile signature appears on any Special Warrant Certificate as an officer may no longer hold office at the date of such Special Warrant Certificate or at the date of certification or delivery thereof, any Special Warrant Certificate signed as aforesaid shall, subject to Section 2.6, be valid and binding upon the Corporation and the holder thereof shall be entitled to the benefits of this Indenture.

2.6  ISSUE IN SUBSTITUTION FOR WARRANT CERTIFICATES LOST, ETC.

     (a) In case any Special Warrant Certificate becomes mutilated or is lost, destroyed or stolen, the Corporation, subject to applicable law, shall issue a new Warrant Certificate of like tenor as the one mutilated, lost, destroyed or stolen in exchange for and in place of and upon cancellation of such mutilated Warrant Certificate, or in lieu of and in substitution for such lost, destroyed or stolen Warrant Certificate, and the substituted Warrant Certificate shall be in a form approved by the Corporation and the Special Warrants evidenced thereby shall be entitled to the benefits hereof and shall rank equally in accordance with its terms with all other Special Warrants issued or to be issued hereunder.

     (b) The applicant for the issue of a new Warrant Certificate pursuant to this Section 2.6 shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Corporation in its sole discretion, and such applicant may also be required to furnish an indemnity or security in amount and form satisfactory to the Corporation, in its sole discretion, and shall pay the reasonable charges of the Corporation in connection therewith.

2.7  EXCHANGE OF WARRANT CERTIFICATES

     Warrant Certificates representing any number of Special Warrants may, upon compliance with the reasonable requirements of the Corporation, be exchanged for another Warrant Certificate or Warrant Certificates representing the same aggregate number of Special Warrants as represented under the Warrant Certificate or Warrant Certificates so exchanged.

     Warrant Certificates may be exchanged only at the Warrant Agency or at any other place that is designated by the Corporation. Any Warrant Certificate tendered for exchange shall be cancelled and surrendered by the Warrant Agency to the Corporation.

2.8  CHARGES FOR EXCHANGE

     Except as otherwise herein provided, the Warrant Agency may charge to the holder requesting an exchange a reasonable sum for each new Warrant Certificate issued in exchange for Warrant Certificate(s), and payment of such charges and reimbursement of the Corporation for any and all stamp taxes or governmental or other charges required to be paid shall be made by such holder as a condition precedent to such exchange.

2.9  TRANSFER AND OWNERSHIP OF SPECIAL WARRANTS

     (a) The Special Warrants may only be transferred on the register kept at the Warrant Agency by the holder or its legal representatives or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Corporation only upon surrendering to the Corporation of the Warrant Certificates representing the Special Warrants to be transferred and upon compliance with:

          (i)   the conditions herein;

          (ii) such reasonable requirements as the Corporation may prescribe, including, but without limitation, the prior written consent of the Corporation; and

          (iii) all applicable securities legislation and requirements of regulatory authorities to the satisfaction of the Corporation;

          and such transfer shall be duly noted in such register by the Corporation. Upon compliance with such requirements, the Corporation shall issue to the transferee a Warrant Certificate representing the Special Warrants transferred.

     (b) The Corporation will deem and treat the registered owner of any Special Warrant as the beneficial owner thereof for all purposes and the Corporation shall not be affected by any notice to the contrary.

     (c) Subject to the provisions of this Warrant Certificate and applicable law, the Warrantholder shall be entitled to the rights and privileges attaching to the Special Warrants and the issue of Common Shares by the Corporation upon the exercise of Special Warrants by any Warrantholder in accordance with the terms and conditions herein contained shall discharge all responsibilities of the Corporation with respect to such Special Warrants and the Corporation shall not be bound to inquire into the title of any such holder.

                                   ARTICLE 3
                          EXERCISE OF SPECIAL WARRANTS

3.1  METHOD OF EXERCISE OF SPECIAL WARRANTS

     (a) The holder of any Special Warrant may exercise the right conferred on such holder to acquire Common Shares by surrendering, after the Effective Date and prior to the Time of Expiration, to the Warrant Agency the Warrant Certificate with a duly completed and executed exercise form.

          A Warrant Certificate with the duly completed and executed exercise form referred to in this subsection 3.1(a) shall be deemed to be surrendered only upon personal delivery thereof or, if sent by mail or other means of transmission, upon actual receipt thereof at, in each case, the Warrant Agency.

     (b) Any exercise form referred to in subsection 3.1(a) shall be signed by the Warrantholder and shall specify:

          (i) the number of Common Shares which the holder wishes to acquire (being equal to those which the holder is entitled to acquire pursuant to the Warrant Certificates) surrendered);

          (ii) the person or persons in whose name or names such Common Shares are to be issued;

          (iii) the address or addresses of such persons; and

          (iv) the number of Common Shares to be issued to each such person if more than one is so specified.

          If any of the Common Shares subscribed for are to be issued to a person or persons other than the Warrantholder, the Warrantholder shall pay to the Corporation or the Warrant Agency on behalf of the Corporation, all applicable transfer or similar taxes and the Corporation shall not be required to issue or deliver certificates evidencing Common Shares unless or until such Warrantholder shall have paid to the Corporation, or the Warrant Agency on behalf of the Corporation, the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid or that no tax is due.

     (c) In connection with the exchange of Warrant Certificates and exercise of Special Warrants and compliance with such other terms and conditions hereof as may be required, the Corporation has appointed the registered office of the Corporation in Longmont, Colorado, as the agency at which Warrant Certificates may be surrendered for exchange or at which Special Warrants may be exercised. The Corporation may from time to time designate alternate or additional places as the Warrant Agency and shall give notice to the Warrantholders of any change of the Warrant Agency.

3.2  EFFECT OF EXERCISE OF SPECIAL WARRANTS

     (a) Upon compliance by the holder of any Warrant Certificate with the provisions of Section 3.1, and subject to Sections 3.3 and 3.7, the Common Shares subscribed for shall be deemed to have been issued and the person or persons to whom such Common Shares are to be issued shall be deemed to have become the holder or holders of record of such Common Shares on the Exercise Date unless the transfer registers of the Corporation shall be closed on such date, in which case the Common Shares subscribed for shall be deemed to have been issued and such person or persons deemed to have become the holder or holders of record of such Common Shares, on the date on which such transfer registers are reopened.

     (b) Within ten (10) Business Days after the Exercise Date with respect to a Special Warrant, the Corporation shall cause to be mailed to the person or persons in whose name or names the Common Shares so subscribed for have been issued, as specified in the subscription, at the address specified in such subscription or, if so specified in such subscription, cause to be delivered to such person or persons at the Warrant Agency where the Warrant Certificate was surrendered, a share certificate or certificates for the appropriate number of Common Shares subscribed for.

3.3  NO PARTIAL EXERCISE OF SPECIAL WARRANTS; FRACTIONS

     The holder of any Special Warrants may only acquire a number of Common Shares equal to the number which the holder is entitled to acquire pursuant to the surrendered Warrant Certificate(s) and no partial exercise of Special Warrants shall be permitted.

     Notwithstanding anything herein contained including any adjustment provided for in Article 5, the Corporation shall not be required, upon the exercise of any Special Warrants, to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. Fractional interests shall be rounded down to the next whole Common Share.

3.4  EXPIRATION OF SPECIAL WARRANTS

     Immediately after the Time of Expiration, all rights under any Special Warrant in respect of which the right of acquisition herein and therein provided for shall not have been exercised shall cease and terminate and such Special Warrant shall be void and of no further force or effect except that for holders whose Special Warrants have been deemed exercised pursuant to Section 3.7, the Warrant Certificate shall evidence an entitlement to receive Common Shares.

3.5  CANCELLATION OF SURRENDERED SPECIAL WARRANTS

     All Special Warrant Certificates surrendered to the Warrant Agency pursuant to Sections 2.6, 2.7, 3.1, 3.7, or 5.1 shall be returned to the Corporation for cancellation.

3.6  ACCOUNTING AND RECORDING

     The Corporation shall account with respect to all Special Warrants exercised.

     The Corporation shall record the particulars of Special Warrants exercised which shall include the names and addresses of the persons who become holders of Common Shares on exercise of the Special Warrants and the Exercise Date.

3.7  DEEMED EXERCISE

     At the Time of Expiration, the rights of all holders of Special Warrants to acquire Common Shares shall be deemed to be exercised and the Common Shares issuable thereby shall be deemed to be issued to the Warrantholders at such time.

     The Corporation shall cause to be mailed or, if so specified in the exercise form, cause to be delivered at the Warrant Agency where the Warrant Certificate was surrendered, to the person or persons specified in the exercise form a share certificate or share certificates for the appropriate number of Common Shares upon actual receipt at the Warrant Agency of the Warrant Certificate with the duly completed and executed exercise form specifying the matters referred to in paragraphs 3.1(b)(ii), (iii) and (iv) together with any payment of the nature referred to in subsection 3.1(b).

3.8  SECURITIES RESTRICTIONS

     Notwithstanding anything herein contained, Common Shares will only be issued pursuant to any Special Warrant in compliance with the securities laws of any applicable jurisdiction, and without limiting the generality of the foregoing, in the event that the Special Warrants are exercised pursuant to
Section 3.1, the certificates representing the Common Shares thereby issued will bear such legend as may, in the opinion of counsel to the Corporation, be necessary in order to avoid a violation of any securities laws of any province in Canada or of the United States or to comply with the requirements of any stock exchange on which the Common Shares are listed, provided that if, at any time, in the opinion of counsel to the Corporation, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate, at the holder's expense, provides the Corporation with evidence satisfactory in form and substance to the Corporation (which may include an opinion of counsel satisfactory to the Corporation) to the effect that such holder is entitled to sell or otherwise transfer such Common Shares in a transaction in which such legends are not required, such legended certificate may thereafter be surrendered to the Corporation in exchange for a certificate which does not bear such legend.

                                   ARTICLE 4
                      ADJUSTMENT OF NUMBER OF COMMON SHARES

4.1  ADJUSTMENT OF NUMBER OF COMMON SHARES

     The acquisition rights in effect at any date attaching to the Special Warrants shall be subject to adjustment from time to time as follows:

     (a) if and whenever at any time from the date hereof and prior to the Time of Expiration, the Corporation shall:

          (i) subdivide, redivide or change its outstanding Common Shares into a greater number of shares; or

          (ii) reduce, combine or consolidate its outstanding Common Shares into a smaller number of shares;

          the number of Common Shares obtainable under each Special Warrant shall be adjusted immediately after the effective date of such subdivision, redivision, change, reduction, combination or consolidation, by multiplying the number of Common Shares theretofore obtainable on the exercise thereof by a fraction of which the numerator shall be the total number of Common Shares outstanding immediately after such date and the denominator shall be the total number of Common Shares outstanding immediately prior to such date. Such adjustment shall be made successively whenever any event referred to in this subsection shall occur;

     (b) if and whenever at any time from the date hereof and prior to the Time of Expiration, there is a reclassification of the Common Shares or a capital reorganization of the Corporation other than as described in subsection 4.1(a) or a consolidation, amalgamation or merger of the Corporation with or into any other body corporate, trust, partnership or other entity, or a sale or conveyance of the property and assets of the Corporation as an entirety or substantially as an entirety to any other body corporate, trust, partnership or other entity, any Warrantholder who has not exercised its right of acquisition prior to the effective date of such reclassification, reorganization, consolidation, amalgamation, merger, sale or conveyance, upon the exercise of such right thereafter, shall be entitled to receive and shall accept, in lieu of the number of Common Shares then sought to be acquired by it, the number of shares or other securities or property of the Corporation or of the body corporate, trust, partnership or other entity resulting from such merger, amalgamation or consolidation, or to which such sale or conveyance may be made, as the case may be, that such Warrantholder would have been entitled to receive on such reclassification, capital reorganization, consolidation, amalgamation, merger, sale or conveyance, if, on the record date or the effective date thereof, as the case may be, the Warrantholder had been the registered holder of the number of Common Shares sought to be acquired by it. If determined appropriate by the Corporation to give effect to or to evidence the provisions of this subsection 4.1(b), the Corporation, its successor, or such purchasing body corporate, partnership, trust or other entity, as the case may be, shall, prior to or contemporaneously with any such reclassification, reorganization, consolidation, amalgamation, merger, sale or conveyance, enter into an indenture which shall provide, to the extent possible, for the application of the provisions set forth in this Warrant Certificate with respect to the rights and interests thereafter of the Warrantholders to the end that the provisions set forth in this Warrant Certificate shall thereafter correspondingly be made applicable, as nearly as may reasonably be, with respect to any shares, other securities or property to which a Warrantholder is entitled on the exercise of its acquisition rights thereafter.

     (c) the adjustments provided for in this Article 4 in the number of Common Shares and classes of securities which are to be received on the exercise of Special Warrants are cumulative. After any adjustment pursuant to this

          Section, the term "Common Shares" and "Regular Warrants" where used in this Warrant Certificate shall be interpreted to mean securities of any class or classes which, as a result of such adjustment and all prior adjustments pursuant to this Section, the Warrantholder is entitled to receive upon the exercise of its Special Warrants, and the number of Common Shares indicated by any exercise made pursuant to a Special Warrant shall be interpreted to mean the number of Common Shares or other property or securities a Warrantholder is entitled to receive, as a result of such adjustment and all prior adjustments pursuant to this Section, upon the full exercise of a Special Warrant.

4.2  ENTITLEMENT TO SHARES ON EXERCISE OF SPECIAL WARRANT

     All shares of any class or other securities which a Warrantholder is at the time in question entitled to receive on the exercise of its Special Warrant, whether or not as a result of adjustments made pursuant to this Section, shall, for the purposes of the interpretation hereof, be deemed to be shares which such Warrantholder is entitled to acquire pursuant to such Special Warrant.

4.3  NO ADJUSTMENT FOR STOCK OPTIONS

     Anything in this Article 4 to the contrary notwithstanding, no adjustment shall be made in the acquisition rights attached to the Special Warrants if the issue of Common Shares is being made pursuant to this Warrant Certificate or pursuant to any stock option or stock purchase plan in force from time to time for directors, officers or employees of the Corporation.

4.4  DETERMINATION BY CORPORATION'S AUDITORS

     In the event of any question arising with respect to the adjustments provided for in this Article 4 such question shall be conclusively determined by the Corporation's Auditors who shall have access to all necessary records of the Corporation, and such determination shall be binding upon the Corporation, all Warrantholders and all other persons interested therein.

4.5  PROCEEDINGS PRIOR TO ANY ACTION REQUIRING ADJUSTMENT

     As a condition precedent to the taking of any action which would require an adjustment in any of the acquisition rights pursuant to any of the Special Warrants, including the number of Common Shares which are to be received upon the exercise thereof, the Corporation shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Corporation has unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares which the holders of such Special Warrants are entitled to receive on the full exercise thereof in accordance with the provisions hereof.

4.6  CERTIFICATE OF ADJUSTMENT

     The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Article 4, deliver a




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certificate of the Corporation to the Warrantholders specifying the nature of the event requiring the same and the amount of the adjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which certificate shall be supported by a certificate of the Corporation's Auditors verifying such calculation.

4.7  NOTICE OF SPECIAL MATTERS

     The Corporation covenants that, so long as any Special Warrant remains outstanding, it will give notice to the Warrantholders of its intention to fix a record date that is prior to the Expiration Date for the issuance of rights, options or warrants (other than the Special Warrants) to all or substantially all the holders of its outstanding Common Shares. Such notice shall specify the particulars of such event and the record date for such event, provided that the Corporation shall only be required to specify in the notice such particulars of the event as shall have been fixed and determined on the date on which the notice is given. The notice shall be given in each case not less than five (5) business days prior to such applicable record date.

4.8  NO ACTION AFTER NOTICE

     The Corporation will not close its transfer books or take any other corporate action which might deprive the holder of a Special Warrant of the opportunity to exercise its right of acquisition pursuant thereto during the period of five (5) Business Days after the giving of the certificate or notices set forth in Sections 4.6 and 4.7.

                                   ARTICLE 5
                     RIGHTS OF THE CORPORATION AND COVENANTS

5.1  OPTIONAL PURCHASES BY THE CORPORATION

     The Corporation may from time to time purchase by private contract or otherwise any of the Special Warrants. Any such purchase shall be made at the lowest price or prices at which, in the opinion of the directors, such Special Warrants are then obtainable, plus reasonable costs of purchase, and may be made in such manner, from such persons and on such other terms as the Corporation, in its sole discretion, may determine. Any Warrant Certificates representing the Special Warrants purchased pursuant to this Section 5.1 shall forthwith be cancelled. No Special Warrants shall be issued in replacement thereof.

5.2  GENERAL COVENANTS

     The Corporation covenants that so long as any Special Warrants remain outstanding:

     (a) it will reserve and keep available a sufficient number of Common Shares for the purpose of enabling it to satisfy its obligations to issue Common Shares upon the exercise of the Special Warrants in the event that the Corporation does not have an unlimited number of Common Shares;

     (b) it will cause the Common Shares and the certificates representing the Common Shares from time to time acquired pursuant to the exercise of the



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

          Special Warrants to be duly issued and delivered in accordance with the Warrant Certificates and the terms hereof;

     (c) all Common Shares which shall be issued upon exercise of the right to acquire provided for- herein and in the Warrant Certificates shall be fully paid and non-assessable;

     (d)  it will maintain its corporate existence;

     (e) if the Corporation pays a dividend or makes any other distribution in cash or property or securities of the Corporation (including rights, options or warrants to acquire Common Shares or securities convertible into or exchangeable for Common Shares and including evidences of its indebtedness) to all or substantially all of the holders of Common Shares prior to the Expiration Date, the Corporation agrees that it will pay the same amount of such dividend or make the same distribution of cash, property or securities to the Warrantholders, as if the Warrantholders were the holders of the number of Common Shares which the Warrantholders are entitled to receive upon the exercise of the Special Warrants;

     (f) it will give a notice to each Warrantholder specifying the particulars of each payment or distribution made in accordance with subsection 5.2(e), within five (5) Business Days of such payment or distribution;

     (g) generally, it will well and truly perform and carry out all of the acts or things to be done by it as provided in this Warrant Certificate.

                                   ARTICLE 6
                                    GENERAL

6.1  NOTICE TO THE CORPORATION

     (a) Unless herein otherwise expressly provided, any notice to be given hereunder to the Corporation shall be deemed to be validly given if delivered or if sent by registered letter, postage prepaid:

     If to the Corporation:

                   Industrialex Manufacturing Corp.
                   63 South Pratt Parkway
                   Longmont, CO 80501

                   Attention:  Ahmad Akrami, President

          and any such notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery or, if mailed, on the fifth (5th) Business Day following the date of the postmark on such notice.



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

     (b) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Corporation hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered to the named officer of the party to which it is addressed or, if it is delivered to such party at the appropriate address, by cable, telegram, telex or other means of prepaid, transmitted and recorded communication.

6.2  NOTICE TO WARRANTHOLDERS

     (a) Any notice to the Warrantholders under the provisions of this Warrant Certificate shall be valid and effective if sent by telegram, telex or telecopier or letter or circular through the ordinary post addressed to such holders at their post office addresses appearing on the register hereinbefore mentioned and shall be deemed to have been effectively given on the date of delivery or, if mailed, five (5) Business Days following actual posting of the notice.

     (b) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Warrantholders hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered personally to such Warrantholders or if delivered to the address for such Warrantholders contained in the register of Special Warrants maintained by the Corporation, by cable, telegram, telex or other means of prepaid transmitted and recorded communication.

6.3  OWNERSHIP AND TRANSFER OF SPECIAL WARRANTS

     The Corporation may deem and treat the registered owner of any Special Warrants as the absolute owner thereof for all purposes, and the Corporation shall not be affected by any notice or knowledge to the contrary except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

6.4  EVIDENCE OF OWNERSHIP

     Upon receipt of a certificate of any bank, trust company or other depositary satisfactory to the Corporation stating that the Special Warrants specified therein have been deposited by a named person with such bank, trust company or other depositary and will remain so deposited until the expiration of the period specified therein, the Corporation may treat the person so named as the owner, and such certificate as sufficient evidence of the ownership by such person of such Special Warrant during such period, for the purpose of any requisition, direction, consent, instrument or other document to be made, signed or given by the holder of the Special Warrant so deposited.

     The Corporation may accept as sufficient evidence of the fact and date of the signing of any requisition, direction, consent, instrument or other document by any person (i) the signature of any officer of any bank, trust company, or other depositary satisfactory to the Corporation as witness of such execution,
(ii) the certificate of any notary public or other officer authorized to take acknowledgments of deeds to be recorded at the place where such




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certificate is made that the person signing acknowledged to him the execution thereof, or (iii) a satisfactory declaration of a witness of such execution.

6.5 PROVISIONS OF SPECIAL WARRANTS FOR THE SOLE BENEFIT OF PARTIES AND WARRANTHOLDERS

     Nothing in the Warrant Certificates, expressed or implied, shall give or be construed to give to any person other than the parties hereto and the Warrantholders, as the case may be, any legal or equitable right, remedy or claim under this Indenture, or under any covenant or provision herein or therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Warrantholders.





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